Prospectus

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

February 28, 2018

⬛	Goldman Sachs Income Builder Fund

∎	Class A Shares: GSBFX
∎	Class C Shares: GSBCX
∎	Institutional Shares: GSBIX
∎	Investor Shares (formerly Class IR Shares): GKIRX
∎	Class R6 Shares: GSBUX
∎	Class T Shares: GINTX

⬛	Goldman Sachs Rising Dividend Growth Fund

∎	Class A Shares: GSRAX
∎	Class C Shares: GSRCX
∎	Institutional Shares: GSRLX
∎	Investor Shares (formerly Class IR Shares): GSRIX
∎	Class R Shares: GSRRX
∎	Class R6 Shares: GSRFX
∎	Class T Shares: GDGTX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

Goldman Sachs Income Builder Fund—Summary

Investment Objective

The Goldman Sachs Income Builder Fund (the “Fund”) seeks to provide income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A or Class T Shares if you invest at least $50,000 or $250,000, respectively, in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 41 and “Shareholder Guide—Common Questions Applicable to the Purchase of Class T Shares” beginning on page 44 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 78 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-117 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Investor	Class R6	Class T
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None

	Class A	Class C	Institutional	Investor	Class R6	Class T
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	None	0.25%
Other Expenses[3]	0.23%	0.48%	0.09%	0.23%	0.08%	0.23%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.23%	0.23%	0.09%	0.23%	0.08%	0.23%
Total Annual Fund Operating Expenses	0.99%	1.74%	0.60%	0.74%	0.59%	0.99%
Expense Limitation[4]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Limitation	0.97%	1.72%	0.58%	0.72%	0.57%	0.97%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Fund’s “Management Fees” have been restated to reflect current fees.
[3]	The “Other Expenses” for Class A, Class C, Investor and Class R6 Shares have been restated and the “Other Expenses” for Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[4]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.034% of the Fund’s average daily net assets. This arrangement will remain in effect through at least February 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R6 and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R6 and/or Class T Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$644	$846	$1,065	$1,695
Class C Shares
– Assuming complete redemption at end of period	$275	$546	$942	$2,050
– Assuming no redemption	$175	$546	$942	$2,050
Institutional Shares	$59	$190	$333	$748
Investor Shares	$74	$235	$410	$917
Class R6 Shares	$58	$187	$327	$736
Class T Shares	$346	$553	$777	$1,420

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2017 was 51% of the average value of its portfolio.

Principal Strategy

The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund also seeks to provide income by writing call options. The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below the baseline allocation, measured at the time of investment.

Equity Investments.  The Fund may invest up to 55% of its total assets (not including securities lending collateral and any investment of that collateral) (“Total Assets”) measured at the time of purchase in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”). With respect to the equity portion of the Fund’s portfolio, the Investment Adviser employs a value investment philosophy and seeks to identify quality businesses selling at compelling valuations. The Investment Adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the Investment Adviser will typically favor equity securities of large-cap companies within the range of the market capitalization of the Russell 1000® Value Index at the time of investment.

Fixed Income Investments.  The Fund may invest up to 75% of its Total Assets measured at the time of purchase in fixed income investments. The Fund’s fixed income investments may include, among others:

⬛	Securities issued by corporations, banks and other issuers, including non-investment grade securities
⬛	Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”)
⬛	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs.

The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.

The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”), or Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Investment Adviser to be of comparable credit quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. With respect to the fixed income portion of its portfolio, the Fund does not maintain a fixed target duration.

Other Investments.  The Fund may invest without limit in non-U.S. equity and non-U.S. fixed income securities.

In addition to direct investments in equity and fixed income securities, the Fund may invest in derivatives, including credit default swaps (including credit default index swaps or “CDX”), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its nondollar investments back to the U.S. dollar through the use of foreign currency derivatives, including currency futures and forward foreign currency contracts, or invest in such instruments for speculative purposes.

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other regional stock market indices (or related ETFs).

The Fund expects that, under normal circumstances, it will sell call options in an amount that is between 15% and 25% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option.

During periods in which the U.S. equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.

The Fund’s benchmarks are the Russell 1000® Value Index and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk.  The Fund’s use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. Value investing is an example of an investment style. Value Stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific, or other factors.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of investments. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk.  The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Master Limited Partnership Risk.  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Option Writing Risk.  Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly under-perform the market. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its NAV.

Other Investments Risk.  By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

REIT Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R6 and/or Class T Shares compare to those of broad-based securities market indices. Through June 29, 2012, the Fund had been known as the Goldman Sachs Balanced Fund, and its investment objective and certain of its strategies differed. Performance information set forth below reflects the Fund’s former investment objective and strategies prior to that date. Because the Fund invests in both equity and fixed income securities, the Fund shows its performance against both the Russell 1000® Value Index (which shows how the Fund’s performance compares to an index of large cap value equities) and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (which shows how the Fund’s performance compares to an index of high yield fixed income securities). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q3 ‘09 +13.37% Worst Quarter Q4 ‘08 –12.65%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 10/12/94)
Returns Before Taxes	2.02%	5.33%	5.12%	6.56%
Returns After Taxes on Distributions	0.82%	3.80%	3.93%	5.13%
Returns After Taxes on Distributions and Sale of Fund Shares	1.48%	3.55%	3.66%	4.87%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	7.10%	10.28%	†
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	7.32%	N/A	††
Class C Shares (Inception 8/15/97)
Returns Before Taxes	6.11%	5.73%	4.92%	4.10%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	7.10%	7.71%
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	7.32%	6.53%	†††
Institutional Shares (Inception 8/15/97)
Returns Before Taxes	8.38%	6.96%	6.13%	5.35%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	7.10%	7.71%
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	7.32%	6.53%	†††
Investor Shares (Inception 8/31/10)
Returns Before Taxes	8.20%	6.80%	N/A	8.66%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	N/A	14.55%
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	N/A	7.21%
Class R6 Shares (Inception 7/31/15)*
Returns Before Taxes	8.39%	6.96%	6.13%	5.35%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	7.10%	7.71%
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	7.32%	6.53%	†††
Class T Shares**
Returns Before Taxes	2.02%	5.33%	5.12%	6.56%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	13.66%	14.03%	7.10%	10.28%	†
ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index (reflects no deduction for fees or expenses)	6.98%	5.59%	7.32%	N/A	††

†	Calculated from December 1, 1994 to December 31, 2017.
††	Information for this index was not available back to the inception dates of these share classes.
†††	Calculated from September 1, 1997 to December 31, 2017.
*	Class R6 Shares commenced operations on July 31, 2015. Prior to that date, performance of the Class R6 Shares shown in the table above is that of the Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
**	As of the date of the Prospectus, Class T Shares have not commenced operations. Performance of Class T Shares shown in the table above is that of Class A Shares. Performance has not been adjusted to reflect the lower maximum sales charge (load) imposed on purchases of Class T Shares. Class T Shares would have had higher returns because: (i) Class A Shares and Class T Shares represent interests in the same portfolio of securities; and (ii) Class T Shares impose a lower maximum sales charge (load) on purchases.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor, Class R6 and Class T Shares, will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  Ron Arons, Managing Director, has managed the Fund since 2013; Collin Bell, Managing Director, has managed the Fund since 2016; David Beers, Vice President, has managed the Fund since 2012; Daniel Lochner, Managing Director, has managed the Fund since 2016; Charles “Brook” Dane, Vice President, has managed the Fund since 2016; and Raymond Chan, CFA, Managing Director, has managed the Fund since 2017.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R6 or Class T Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R6 or Class T shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

Tax Information

For important tax information, please see “Tax Information” on page 14 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 14 of the Prospectus.

Goldman Sachs Rising Dividend Growth Fund—Summary

Investment Objective

The Goldman Sachs Rising Dividend Growth Fund (the “Fund”) seeks long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A or Class T Shares if you invest at least $50,000 or $250,000, respectively, in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 41 and “Shareholder Guide—Common Questions Applicable to the Purchase of Class T Shares” beginning on page 44 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 78 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-117 of the Fund’s Statement of Additional Information (“SAI”).

	Class A	Class C	Institutional	Investor	Class R	Class R6	Class T
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None

	Class A	Class C	Institutional	Investor	Class R	Class R6	Class T
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None	0.25%
Other Expenses[2]	0.23%	0.48%	0.09%	0.23%	0.23%	0.08%	0.23%
Service Fees	None	0.25%	None	None	None	None	None
All Other Expenses	0.23%	0.23%	0.09%	0.23%	0.23%	0.08%	0.23%
Total Annual Fund Operating Expenses	1.19%	1.94%	0.80%	0.94%	1.44%	0.79%	1.19%
Expense Limitation[3]	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Limitation	1.15%	1.90%	0.76%	0.90%	1.40%	0.75%	1.15%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The “Other Expenses” for Class A, Class C, Investor, Class R and Class R6 Shares have been restated and the “Other Expenses” for Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R, Class R6 and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R, Class R6 and/or Class T Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$903	$1,165	$1,910
Class C Shares
– Assuming complete redemption at end of period	$293	$605	$1,043	$2,261
– Assuming no redemption	$193	$605	$1,043	$2,261
Institutional Shares	$78	$251	$440	$986
Investor Shares	$92	$296	$516	$1,151
Class R Shares	$143	$452	$783	$1,721
Class R6 Shares	$77	$248	$435	$974
Class T Shares	$364	$615	$884	$1,654

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2017 was 45% of the average value of its portfolio.

Principal Strategy

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

10/10 Equity Investments

The Investment Adviser’s Quantitative Investment Strategies (“QIS”) team manages the Fund’s equity investments, including investments that meet the 10/10 Test described below (the “10/10 Sleeve”). The Fund will generally invest in common and preferred stocks as well as real estate investment trusts (“REITs”) that have paid dividends over the previous 10 years or more and have increased their dividends per share by approximately 10% or more per year, on average, over a 10-year trailing period (the “10/10 Test”). For purposes of this determination, issuers must have increased dividends by 5% or more on a year-over-year basis for at least 5 distinct calendar years over the 10-year trailing period. Once a company’s stock is purchased by the Fund, if the stock’s average annual dividend growth rate declines below approximately 10% per year over a 10-year trailing period, or the company has more than one year-over-year decrease in dividends per share over a 10-year trailing period, the position will generally be sold. The QIS team uses a systematic, rules-based approach, in combination with a qualitative overlay, to select the stocks in which the Fund invests. The Fund may invest in stocks other than those generated by the QIS team’s proprietary models, at the discretion of the portfolio managers.

MLP Investments

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to the Fund (the “Sub-Adviser”) and manages the Fund’s investments in master limited partnerships (“MLPs”) (the “MLP Sleeve”). The Fund may invest in MLPs irrespective of the 10/10 Test. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The MLP Sleeve will generally consist of 15% of the Fund’s Net Assets but will not exceed 20% of Net Assets measured at the time of purchase.

The Investment Adviser’s Global Portfolio Strategies (“GPS”) team will generally rebalance the Fund’s portfolio on at least a quarterly basis to allocate between the 10/10 Sleeve and the MLP Sleeve.

The Fund may also invest up to 20% of the Fund’s total assets in fixed income securities, other investment companies (including mutual funds and exchange-traded funds (“ETFs”)) or other equity investments with market capitalizations of less than $500 million.

The Fund’s benchmark is the S&P 500® Index.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Credit/Default Risk.  An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Energy Sector Risk.  Many MLPs in which the Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. Energy infrastructure companies are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets.

Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves or other commodities may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investment Style Risk.  Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund’s quantitative style and emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

Large Shareholder Transactions Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Other Investments Risk.  By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

REIT Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Risk.  MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP investment being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

Performance

Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the Fund’s performance information shown below includes that of the Predecessor Fund for the period prior to February 27, 2012.

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares compare to those of a broad-based securities market index. The Fund has different fees and expenses from those of the Predecessor Fund and would, therefore, have had different performance results. Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ’09 +13.19% Worst Quarter Q4 ’08 –14.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 3/23/04)*
Returns Before Taxes	11.04%	9.77%	7.15%	7.88%
Returns After Taxes on Distributions	6.20%	8.65%	6.58%	7.42%
Returns After Taxes on Distributions and Sale of Fund Shares	10.07%	7.83%	5.94%	6.71%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.93%
Class C Shares (Inception 4/14/05)
Returns Before Taxes	15.51%	10.18%	7.09%	7.85%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	9.03%
Institutional Shares (Inception 3/21/07)
Returns Before Taxes	18.07%	11.46%	8.22%	8.28%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.22%
Investor Shares (Inception 2/27/12)
Returns Before Taxes	17.87%	11.29%	N/A	10.11%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	N/A	14.54%
Class R Shares (Inception 2/27/12)
Returns	17.28%	10.74%	N/A	9.56%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	N/A	14.54%
Class R6 Shares (Inception 2/28/18)**
Returns Before Taxes	18.07%	11.46%	8.22%	8.28%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.22%
Class T Shares***
Returns Before Taxes	11.04%	9.77%	7.15%	7.88%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.93%

*	The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 5.5%, the maximum rate currently in effect. Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown.
**	As of the date of the Prospectus, Class R6 Shares have not commenced operations. Performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
***	As of the date of the Prospectus, Class T Shares have not commenced operations. Performance of Class T Shares shown in the table above is that of Class A Shares. Performance has not been adjusted to reflect the lower maximum sales charge (load) imposed on purchases of Class T Shares. Class T Shares would have had higher returns because: (i) Class A Shares and Class T Shares represent interests in the same portfolio of securities; and (ii) Class T Shares impose a lower maximum sales charge (load) on purchases.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor, Class R6 and Class T Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”). Dividend Assets Capital, LLC (“DAC”) serves as the sub-adviser to the Fund (the “Sub-Adviser”).

GSAM:

Portfolio Managers:  Monali Vora, CFA, Managing Director, has managed the Fund since 2018; Aron Kershner, Vice President, has managed the Fund since 2018; and Raymond Chan, CFA, Managing Director, has managed the Fund since 2018.

DAC:

Portfolio Managers:  C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); and Ying “Susie” Wang, CFA, Director of Energy/MLP Strategy of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011).

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R, Class R6 and Class T Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R, Class R6 or Class T shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

Tax Information

For important tax information, please see “Tax Information” on page 14 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 14 of the Prospectus.

Dividend Focus Funds – Additional Summary Information

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The Income Builder Fund seeks to provide income and capital appreciation. The Rising Dividend Growth Fund seeks long-term growth of capital and current income. Each Fund’s investment objective may be changed without shareholder approval upon 60 days notice.

PRINCIPAL INVESTMENT STRATEGIES

Income Builder Fund

The Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks). The Fund also seeks to provide income by writing call options. The Fund seeks to achieve capital appreciation primarily through equity securities. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below the baseline allocation, measured at the time of investment.

Equity Investments.  The Fund may invest up to 55% of its Total Assets measured at the time of purchase in equity investments, which include, among others, U.S. common stocks, preferred stocks and ADRs of U.S. and foreign issuers (including issuers in emerging countries), as well as MLPs, REITs and affiliated and unaffiliated investment companies, including ETFs. The Investment Adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the Investment Adviser will typically favor equity securities of large-cap companies within the range of the market capitalization of the Russell 1000® Value Index at the time of investment.

Fixed Income Investments.  The Fund may invest up to 75% of its Total Assets measured at the time of purchase in fixed income investments. The Fund’s fixed income investments may include, among others:

⬛	Securities issued by corporations, banks and other issuers, including non-investment grade securities
⬛	U.S. Government Securities
⬛	Securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies, or instrumentalities and foreign corporations or other entities.

The Fund may also seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, including ETFs.

The Fund’s investments in foreign fixed income securities may include securities of foreign issuers (including issuers in emerging countries) and securities denominated in a currency other than the U.S. dollar.

The Fund may invest in both non-investment grade and investment grade fixed income securities. Non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated BB or lower by Standard & Poor’s, or Moody’s, or have a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality), at the time of investment. Non-investment grade securities may include, among others, non-investment grade bonds, non-investment grade floating rate loans and other floating or variable rate obligations. With respect to the fixed income portion of its portfolio, the Fund does not maintain a fixed target duration.

Other Investments.  The Fund may invest without limit in non-U.S. equity and non-U.S. fixed income securities.

In addition to direct investments in equity and fixed income securities the Fund may invest in derivatives, including credit default swaps (including CDX), total return swaps and futures, which can be used for both hedging purposes and to seek to increase total return. The Fund may also utilize various interest rate-related derivatives, including futures and swaps, to manage the duration of its fixed income positions. Additionally, the Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives including currency futures and forward foreign currency contracts or invest in such instruments for speculative purposes.

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other regional stock market indices (or related ETFs).

The Fund expects that, under normal circumstances, the Fund will sell call options in an amount that is between 15% and 25% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. Depending upon the type of index call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.

During periods in which the equity markets are generally unchanged or falling, a diversified portfolio with a call option writing strategy may outperform the same portfolio without the options because of the premiums received from writing call options. Similarly, in a modestly rising market (where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price) such a portfolio may outperform the same portfolio without the options. However, in other rising markets (where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums), a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The returns to the options strategy will be characterized as capital gains or losses. These will be aggregated with realized capital gains and losses from the equity portfolio to determine the Fund’s net capital gain or loss. The Fund generally will not make a distribution of capital gain unless it ends the year with an overall net capital gain. This means that it is possible the Fund will make no distribution of capital gains in some years even if the options strategy, by itself, generated a gain. If these gains were more than offset by losses from stock transactions, then the gain from the options strategy will remain in the Fund, and add to the Fund’s net asset value, but will not be distributed in that year. See “Taxation-Distributions” below.

It is anticipated that the calls will typically be written against the S&P 500® Index (or against ETFs linked to the S&P 500® Index) or against other regional stock market indices. The goal of the call writing is to generate an amount of premium that, when annualized and added to the Fund’s expected dividend yield, provides an attractive level of cash flow. Call writing, however, entails certain risks. For more information, see “Risks of the Funds” and “Appendix A—Other Portfolio Risks—Risks of Writing Index Call Options.”

The Investment Adviser anticipates generally using index call options with expirations of one month or less. Outstanding call options will be rolled forward upon expiration, so that there will generally be some options outstanding.

The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes.

The Fund’s benchmarks are the Russell 1000® Value Index and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index. The Russell 1000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index contains all securities in the ICE Bank of America Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The ICE Bank of

INVESTMENT MANAGEMENT APPROACH

America Merrill Lynch BB to B U.S. High Yield Constrained Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month end rebalancing at which point they are removed from the Index.

GSAM’s Value Investment Philosophy:

The following describes GSAM’s investment philosophy as it relates to the equity portion of the Fund.

Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.  Businesses represent compelling value when:

⬛	Market uncertainty exists.
⬛	Their economic value is not recognized by the market.

2.  By quality, we mean companies that have:

⬛	Sustainable operating or competitive advantage.
⬛	Excellent stewardship of capital.
⬛	Capability to earn above their cost of capital.
⬛	Strong or improving balance sheets and cash flow.

On How We Select Securities:

Our investment process is as follows:

Step 1:  Research Prioritization.  Each sector portfolio manager uses multiple industry/specific valuation metrics to identify real economic value and company potential. The initial universe of equity securities is narrowed down by valuation, profitability and business characteristics, which helps us narrow down to a smaller universe of monitored stocks.

Step 2:  Rigorous Analysis of Business Fundamentals.  We then conduct in-depth company research by rebuilding, analyzing and forecasting financial statements, and testing assumptions through meetings with management, competitors, customers and suppliers. For each company, we derive the valuation rationale through probability weighted price targets accounting for various upside and downside risk scenarios. We assess overall business quality, focusing on a company’s free cash flow, cost structure, return on invested capital and management quality.

Step 3:  Portfolio Construction.  A sector portfolio manager, who also acts as the industry research analyst, recommends a stock as a “buy idea” for the Fund. While team feedback is a key input, the sector portfolio manager responsible for that industry makes the final buy/sell decision and is ultimately held accountable. This helps to identify the final securities for the Fund.

Sell Discipline:

As active managers, we believe it is critical to have a clearly defined sell discipline in order to avoid becoming too attached to any single investment. Our sell discipline requires continuous review of the Fund. The Investment Adviser may decide to sell a position for various reasons including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may also sell a position in order to meet shareholder redemptions. Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GSAM’s Fixed Income Investment Philosophy:

The following describes GSAM’s investment philosophy as it relates to the fixed income portion of the Fund.

Global fixed income markets are constantly evolving and are highly diverse—with myriad countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

⬛	Thoughtfully combine diversified sources of return by employing multiple strategies
⬛	Take a global perspective to uncover relative value opportunities

⬛	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
⬛	Emphasize a risk-aware approach as we view management as both an offensive and defensive tool
⬛	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:

1.  Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its fixed income benchmark with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to optimize potential return.

2.  Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.

3.  Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s fixed income portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.

4.  Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize the Fund’s risk/return potential within its long-term risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

Goldman Sachs Rising Dividend Growth Fund

The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

10/10 Equity Investments

The QIS team manages the Fund’s 10/10 Sleeve. The Fund will generally invest in common and preferred stocks as well as REITs that meet the 10/10 Test. For purposes of this determination, issuers must have increased dividends by 5% or more on a year-over-year basis for at least 5 distinct calendar years over the 10-year trailing period. Once a company’s stock is purchased by the Fund, if the stock’s average annual dividend growth rate declines below approximately 10% per year over a 10-year trailing period, or the company has more than one year-over-year decrease in dividends per share over a 10-year trailing period, the position will generally be sold. The QIS team uses a systematic, rules-based approach, in combination with a qualitative overlay, to select the stocks in which the Fund invests. The Fund may invest in stocks other than those generated by the QIS team’s proprietary models, at the discretion of the portfolio managers.

MLP Investments

DAC, the Fund’s Sub-Adviser, manages the Fund’s MLP Sleeve. The Fund may invest in MLPs irrespective of the 10/10 Test. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The MLP Sleeve will generally consist of 15% of the Fund’s Net Assets but will not exceed 20% of Net Assets measured at the time of purchase.

The Investment Adviser’s GPS team will generally rebalance the Fund’s portfolio on at least a quarterly basis to allocate between the 10/10 Sleeve and the MLP Sleeve.

The Fund may also invest up to 20% of the Fund’s total assets in fixed income securities, other investment companies (including mutual funds and ETFs) or other equity investments with market capitalizations of less than $500 million.

The Fund’s benchmark is the S&P 500® Index. The S&P 500® Index is a U.S. stock market index based on the market capitalization of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ.

INVESTMENT MANAGEMENT APPROACH

Rising Dividend Growth Fund’s Investment Philosophy

GSAM’s 10/10 Investment Philosophy and Process:

Under normal conditions, the QIS team generally seeks to invest in companies that:

⬛	Have paid dividends at an increasing rate of 10% per year, on average, over a 10-year trailing period (for purposes of this determination, issuers must have increased dividends by 5% or more on a year-over-year basis for at least 5 distinct calendar years over the 10-year trailing period)
⬛	Have paid those dividends for a minimum of 10 consecutive years

The 10/10 Test is designed to select stocks based on dividend growth and dividend stability. The starting universe of stocks comprises approximately 3,000 U.S. listed stocks (excluding MLPs and ADRs). The universe construction begins by looking at U.S. listed stocks with a market cap greater than $500 million.

Having identified the universe of stocks that meet the 10/10 Test, the QIS team then selects the stocks in which the Fund invests. Stock selection is generally based on dividend stability and earnings quality as well as liquidity constraints. Finally, the QIS team constructs the Fund’s portfolio using an optimizer which can incorporate additional considerations, including, but not limited to, risk levels, transaction costs and taxes. The QIS team’s investment selection process relies on a systematic rules-based approach in combination with a qualitative overlay.

As a result of the qualitative overlay, the Fund may invest in stocks other than those generated by the QIS team’s proprietary models for a number of reasons including, but not limited to, the QIS team’s views regarding the stability of an issuer’s dividend as a result of corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and/or trading liquidity. The QIS team also evaluates sector exposures within the 10/10 Sleeve based on the sector exposures of the Fund’s benchmark.

In addition, the QIS team may, at its discretion, make changes to its quantitative techniques from time to time based on the team’s proprietary research.

DAC’s MLP Investment Philosophy:

In managing the Fund’s MLP Sleeve, DAC generally seeks to invest in companies that:

⬛	Are committed to distributing profits to shareholders
⬛	Are industry leaders with growing global exposure
⬛	Demonstrate an ability to manage their business with consistent earnings growth in various economic cycles

Under normal conditions, DAC selects stocks for the Fund by seeking companies with strong earnings growth potential, and generally places special emphasis on those companies that it believes demonstrate:

⬛	Financial stability
⬛	Strong market position with solid pricing power
⬛	Effective management leadership
⬛	Presence in markets with a high barrier to entry

Each Fund

Each Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating from another NRSRO (or if unrated, determined by the Investment Adviser or Sub-Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

References in the Prospectus to the Funds’ benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a Fund is managed.

ADDITIONAL FEES AND EXPENSES INFORMATION

Differences in the “Expense Limitation” ratios across a Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.

Differences in the “Other Expenses” ratios across a Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.

ADDITIONAL PERFORMANCE INFORMATION

The below is additional information that relates to the “Performance” section of each Fund’s summary section.

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.

These definitions apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

OTHER INVESTMENT PRACTICES AND SECURITIES

Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semiannual reports. For more information about these and other investment practices and securities, see Appendix A.

The Income Builder Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. The Income Builder Fund may, at its discretion, publish these holdings earlier, if deemed necessary by the Fund. The Rising Dividend Growth Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website monthly top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

INVESTMENT MANAGEMENT APPROACH

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Income Builder Fund	Rising Dividend Growth Fund
Investment Practices

Borrowings	33 1⁄3	33 1⁄3

Credit, Currency, Equity, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•

Cross Hedging of Currencies	•	•

Custodial Receipts and Trust Certificates	•	•

Foreign Currency Transactions (including forward contracts)	•	•

Futures Contracts and Options and Swaps on Futures Contracts (including index futures)	•	•

Illiquid Investments*	15	15

Interest Rate Caps, Floors and Collars	•	—

Investment Company Securities (including ETFs)[1]	10	10

Mortgage Dollar Rolls	•	•

Options on Foreign Currencies[2]	•	•

Options on Securities and Securities Indices[3]	•	•

Preferred Stock, Warrants and Stock Purchase Rights	•	•

Repurchase Agreements	•	•

Reverse Repurchase Agreements (for investment purposes)	•	—

Securities Lending	33 1⁄3	33 1⁄3

Short Sales Against the Box	25	25

Unseasoned Companies	•	•

When-Issued Securities and Forward Commitments	•	•

*	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment.
[1]	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[2]	Each Fund may purchase and sell call and put options on foreign currencies.
[3]	Each Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.

10	Percent of total assets (italic type)
10	Percent of net assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
—	Not permitted

	Income Builder Fund	Rising Dividend Growth Fund
Investment Securities

American, European and Global Depositary Receipts	•	•

Asset-Backed and Mortgage-Backed Securities[4]	•	•

Bank Obligations[5]	•	•

Convertible Securities[6]	•	•

Corporate Debt Obligations[4]	•	•

Equity Investments	25-55	80+

Emerging Country Securities	•	•

Fixed Income Securities	45-75	20

Foreign Government Securities[4]	•[6]	•

Foreign Securities	•	•

Loan Participations and Loan Assignments	•	—

Master Limited Partnerships (“MLPs”)	•	20

Municipal Securities[4]	•	—

Non-Investment Grade Fixed Income Securities[4,7]	•[6]	20

Real Estate Investment Trusts (“REITs”)	•	•

Structured Securities (which may include equity linked notes)	•	•

Temporary Investments	•	•

U.S. Government Securities[4]	•	•

Yield Curve Options and Inverse Floating Rate Securities	•	—

[4]	Limited by the amount the Fund invests in fixed income securities.
[5]	Limited by the amount the Fund invests in fixed income securities. Each Fund may invest in bank obligations issued by U.S. or foreign banks.
[6]	The Income Builder Fund has no minimum credit rating for convertible debt securities. The Rising Dividend Growth Fund uses the same credit rating criteria for convertible and non-convertible debt securities.
[7]	May be rated BB+ or lower by Standard & Poor’s, Ba1 or lower by Moody’s or have a comparable credit rating by another NRSRO at the time of investment.

Risks of the Fund

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a bank deposit of any bank and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Funds are discussed in the Summary sections of the Prospectus. The following section provides additional information on the risks that apply to the Funds, which may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

✓	Principal Risk
•	Additional Risk

	Income Builder Fund	Rising Dividend Growth Fund

Call/Prepayment	•	•

Contingent Convertible Instruments	•

Credit/Default	✓	✓

Derivatives	✓	•

Emerging Countries	✓	✓

Energy Sector	•	✓

Extension	•	•

Foreign	✓	✓

Geographic	•	•

Interest Rate	✓	✓

Investment Style	✓	✓

IPO	•	•

Large Shareholder Transactions	✓	✓

Liquidity	•	•

Loan-Related Investments	✓

Management	✓	✓

Market	✓	✓

Master Limited Partnership	✓	✓

Mid-Cap and Small-Cap	•	✓

Mortgage-Backed and Other Asset-Backed Securities	•	•

NAV	•	•

Non-Hedging Foreign Currency Trading	•	•

Non-Investment Grade Fixed Income Securities	✓	•

Option Writing Risk	✓

Other Investments	✓	✓

REIT	✓	✓

Sovereign Default	•	•

Stock	✓	✓

Tax		✓

U.S. Government Securities	•	•

⬛	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change or when an issuer’s credit quality improves. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
⬛

Contingent Convertible Instruments Risk—Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, among others, loss absorption risk, risk as subordinated instruments, and risk that its market value will fluctuate based on unpredictable factors.

⬛	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are more pronounced in connection with a Fund’s investments in non-investment grade fixed income securities.
⬛	Derivatives Risk—A Fund’s use of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other investments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables.

As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

⬛	Emerging Countries Risk—Investments in securities of issuers located in emerging countries are subject to the risks associated with investments in foreign securities. In addition, the securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political, and social disruptions and the imposition of exchange controls (including repatriation restrictions). These risks are not normally associated with investment in more developed countries. For more information about these risks, please see Appendix A.
⬛	Energy Sector Risk—Many MLPs in which a Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. Energy infrastructure companies are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves or other commodities may also affect the profitability of energy companies.
⬛	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
⬛

Foreign Risk—When a Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation, less public information, less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions,

RISKS OF THE FUND

foreign taxes, confiscations, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. A Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when a Fund invests in securities of issuers located in emerging countries. For more information about these risks, please see Appendix A.
⬛	Geographic Risk—If a Fund focuses its investments in securities of issuers located in a particular country or region, the Fund may be subjected, to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
⬛	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
⬛	Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Within the “growth” investment style, the Rising Dividend Growth Fund places an emphasis on companies with rising dividend payments, which may cause the Fund to underperform other funds that do not have the same strategy. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

The Rising Dividend Growth Fund also employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

⬛	IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.
⬛	Large Shareholder Transactions Risk—A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

⬛	Liquidity Risk—A Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

A Fund that invests in non-investment grade fixed income securities, small- and mid-capitalization stocks, MLPs, REITs and/or emerging country issuers may be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares of that Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

⬛	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. To the extent that a secondary market does exist for loan obligations, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. A Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict a Fund’s ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.

With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and

RISKS OF THE FUND

stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

⬛	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Rising Dividend Growth Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, the speed that market conditions change and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). The use of proprietary quantitative models could be adversely impacted by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Investment Adviser. Certain of these events or circumstances may be difficult to detect.

Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market movements, the nature or size of which are inconsistent with the historical performance of individual markets and their relationship to one another or to other macroeconomic events. Models also rely heavily on data that may be licensed from a variety of sources, and the functionality of the models depends, in part, on the accuracy of voluminous data inputs. There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Rising Dividend Growth Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

⬛	Market Risk—The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

⬛	Master Limited Partnership Risk—Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
⬛	Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
⬛	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

A Fund may invest in mortgage-backed securities issued by the U.S. Government. (See “U.S. Government Securities Risk”) To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

⬛	NAV Risk—The net asset value of a Fund and the value of your investment will fluctuate.
⬛	Non-Hedging Foreign Currency Trading Risk—A Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. A Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to a Fund. Some of the transactions may also be subject to interest rate risk.
⬛	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
⬛	Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the Income Builder Fund writes (sell) S&P 500® Index, (or other index or related ETF call options), it receives cash but limits its opportunity to profit from an increase in the market value of the applicable index beyond the exercise price (plus the premium received) of the option. In a rising market, the Income Builder Fund could significantly underperform the market. The Fund’s option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in their net asset value.
⬛	Other Investments Risk—By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through a Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne the Fund. In addition, a Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.
⬛	REIT Risk—REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.
⬛	Sovereign Default Risk—The issuer of the non-U.S. sovereign debt held by a Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.
⬛	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

RISKS OF THE FUND

⬛	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
⬛	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
⬛	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
⬛	Tax Risk—Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Moreover, a change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP investment being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

⬛	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continue support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the values of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate.

More information about a Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)	Income Builder
200 West Street	Rising Dividend Growth
New York, New York 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.29 trillion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions, except with respect to the MLP Sleeve of the Rising Dividend Growth Fund. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in the U.S. and foreign markets, except with respect to the MLP Sleeve of the Rising Dividend Growth Fund. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

Pursuant to its Management Agreement with the Rising Dividend Growth Fund, the Investment Adviser, directly or through a sub-adviser, is responsible for overseeing the Fund’s investment program. In addition, the Investment Adviser supervises the Sub-Adviser of the Fund.

The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):

⬛	Supervises all non-advisory operations of the Funds
⬛	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
⬛	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
⬛	Maintains the records of the Funds
⬛	Provides office space and all necessary office equipment and services

An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

From time to time, Goldman Sachs or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable a Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in a Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

SUB-ADVISER—RISING DIVIDEND GROWTH FUND

Dividend Assets Capital, LLC (“DAC”), with offices at 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC 29936, serves as the Sub-Adviser to the Rising Dividend Growth Fund and provides the day-to-day advice regarding the Rising Dividend Growth Fund’s MLP Sleeve. DAC makes the investment decisions for the Fund’s MLP Sleeve and places purchase and sale orders

SERVICE PROVIDERS

for the Fund’s MLP Sleeve in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers, including Goldman Sachs and its affiliates. DAC, a South Carolina limited liability company, is a registered investment adviser founded in 2003. As of December 31, 2017 DAC had approximately $2.50 billion in assets under management.

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended October 31, 2017*
Income Builder	0.54%	First $1 Billion	0.51%
	0.49%	Next $1 Billion
	0.46%	Next $3 Billion
	0.45%	Next $3 Billion
	0.44%	Over $8 Billion
Rising Dividend Growth	0.75%	First $1 Billion	0.71%
	0.68%	Next $1 Billion
	0.64%	Next $3 Billion
	0.63%	Next $3 Billion
	0.62%	Over $8 Billion

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

Prior to February 28, 2018, the management fee rates for the Income Builder Fund were 0.65% on the first $1 billion of the average daily net assets, 0.59% on the next $1 billion of average daily net assets, 0.56% on the next $1 billion of average daily net assets, 0.55% on the next $3 billion of average daily net assets, and 0.54% on amounts over $8 billion of average daily net assets.

The Investment Adviser may waive a portion of its advisory fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by the Investment Adviser and computed daily and payable each calendar quarter, at the annual rate of 0.50% of the average daily net assets of the Rising Dividend Growth Fund’s MLP Sleeve managed by DAC.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds (and the Sub-Advisory Agreement in the case of the Rising Dividend Growth Fund) are available in the Funds’ annual report dated October 31, 2017.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.034% and 0.014% of average daily net assets for the Income Builder Fund and the Rising Dividend Growth Fund, respectively, through at least February 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

FUND MANAGERS

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, development and maintenance of quantitative models and processes in combination with a qualitative overlay, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios. Raymond Chan, CFA, has joint responsibility for asset allocation decisions and is not responsible for security selection for the Funds.

Income Builder Fund

Goldman Sachs Fundamental Equity Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Collin Bell Managing Director	Portfolio Manager— Income Builder Fund (Value Equity)	Since 2016	Mr. Bell joined the Investment Adviser in 1997. He is a client portfolio manager on GSAM’s Fundamental Equity team, responsible for equity income and real asset related portfolios and a member of the Income Builder Fund Investment Committee.
Daniel Lochner Managing Director	Portfolio Manager— Income Builder Fund (Value Equity)	Since 2016	Mr. Lochner is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Fundamental Equity 130/30 Strategy. Mr. Lochner received a BA in Economics from the University of Richmond and an MBA from Columbia Business School. Mr. Lochner joined the US Value Equity Team in July 2005.
Charles “Brook” Dane Vice President	Portfolio Manager— Income Builder Fund (Value Equity)	Since 2016	Mr. Dane is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Fundamental Equity 130/30 Strategy. Before joining the Investment Adviser, Mr. Dane was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of its large cap strategies. Prior to that, he was an Associate at Dane, Falb, Stone & Co.

Goldman Sachs Fixed Income Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ron Arons Managing Director	Portfolio Manager— Income Builder Fund (Credit)	Since 2013	Mr. Arons joined the Investment Adviser as a fixed income portfolio manager in 2010. From 1994 to 2010 he was a portfolio manager at J.P. Morgan Asset Management.
David Beers Vice President	Portfolio Manager— Income Builder Fund (Credit)	Since 2012	Mr. Beers joined the Investment Adviser as a high yield analyst in September 2010. From 2004 to 2010, he was a research analyst on the Credit team at T. Rowe Price.

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raymond Chan, CFA Managing Director	Portfolio Manager— Income Builder Fund (Asset Allocation)	Since 2017	Mr. Chan is a senior portfolio manager and head of the Markets team within the GPS Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.

SERVICE PROVIDERS

Rising Dividend Growth Fund

GSAM Quantitative Investment Strategies Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Monali Vora, CFA Managing Director	Portfolio Manager— Rising Dividend Growth	Since 2018	Ms. Vora is a member of the Customized Beta Strategies team. Prior to working in the Customized Beta Strategies team, she spent six years as a member of the QIS Equity Portfolio team. Ms. Vora joined the Investment Adviser in 2000.
Aron Kershner Vice President	Portfolio Manager— Rising Dividend Growth	Since 2018	Mr. Kershner is a Senior Portfolio Manager on the Quantitative Investment Strategies (QIS) team and joined the Investment Adviser in 2005.

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raymond Chan, CFA Managing Director	Portfolio Manager— Rising Dividend Growth Fund (Asset Allocation)	Since 2018	Mr. Chan is a senior portfolio manager and head of the Markets team within the GPS Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.

Sub-Adviser Portfolio Management Team

Portfolio managers C. Troy Shaver, Jr. and Ying “Susie” Wang have day-to-day management responsibility of the Rising Dividend Growth Fund’s MLP Sleeve.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Shaver has been a portfolio manager and has served as CEO of DAC since its inception in 2003. He has also served as President of DAC’s holding company since 2014 and Chief Investment Officer of DAC since 2015. Mr. Shaver is also a managing director and founding member of DAC. He served as President of DAC since inception to 2014. Mr. Shaver served as the Chief Compliance Officer of DAC from 2003-2010. From 2000 to 2004, Mr. Shaver was Vice Chairman/President and CEO of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000, Mr. Shaver served as President of State Street Research Investment Services, Inc.
Ying “Susie” Wang, CFA Director of Energy/MLP Strategy, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Ms. Wang has been a portfolio manager since 2011, and also serves as Director of Energy/MLP Strategy for DAC. From 2008 to 2011 she was a Research Analyst at DAC. Ms. Wang received her MBA from Georgia Southern University in 2008 and is a Chartered Financial Analyst (CFA) affiliated member.

*	Mr. Shaver and Ms. Wang also served as portfolio managers of the Predecessor Fund since February 2010 and December 2011, respectively.

Each Fund

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Funds, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional Shares and 0.18% of average daily net assets with respect to the Class A, Class C, Investor, Class R and Class T Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Funds may directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or the Investment Advisers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Funds’ Board of Trustees, the Rising Dividend Growth Fund may retain an affiliate of the Investment Adviser to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Distributions

Each Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

⬛	Cash
⬛	Additional shares of the same class of the same Fund
⬛	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Funds’ annual distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and from net capital gains are declared and paid as follows:

Fund	Investment Income Distributions	Capital Gains Distributions
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

In addition to the net investment income dividends declared and paid monthly or quarterly as applicable, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.

From time to time a portion of a Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principals (GAAP).

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

Shares Offering

Shares of the Funds are continuously offered through the Distributor. The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Funds?

You may purchase shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Funds for their customers (“Authorized Institutions”), and if approved by the Funds, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Funds (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.

Note: Intermediaries may receive different compensation for selling different share classes.

To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Funds may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.

For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.

SHAREHOLDER GUIDE

Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.

Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.

⬛	Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
⬛	Employee Benefit Plans;
⬛	Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
⬛	Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
⬛	Other investors at the discretion of the Trust’s officers.

Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.

Class T Shares are available through an Intermediary using an omnibus account. Shareholders eligible to purchase Class T Shares must meet the requirements specified by their Intermediary. Not all Intermediaries offer Class T Shares to their customers.

What Is My Minimum Investment In The Funds?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Investor, Class R, Class R6 (except as provided below) and Class T Shares or additional investments in Institutional, Investor, Class R, Class R6 or Class T Shares.

For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Funds’ Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?

If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Intermediaries that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediaries may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

⬛	Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
⬛

Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is

SHAREHOLDER GUIDE

evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
⬛	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
⬛	Provide for, modify or waive the minimum investment requirements.
⬛	Modify the manner in which shares are offered.
⬛	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).

A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.

To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will be valued at the last sale price or official closing price on the exchange on which they are principally traded.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Please note the following with respect to the price at which your transactions are processed:

⬛	NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
⬛	On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
⬛	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
⬛	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.

SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares.  The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Intermediaries for Class A Shares of the Funds are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
***	The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

⬛	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
⬛	Qualified employee benefit plans of Goldman Sachs;
⬛	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
⬛	Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
⬛	Banks, trust companies or other types of depository institutions;
⬛	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
⬛	Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
⬛	Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
⬛	Insurance company separate accounts that make the Funds available as an underlying investment in certain group annuity contracts;
⬛	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
⬛	Investment advisers investing for accounts for which they receive asset-based fees;
⬛	Accounts over which GSAM or its advisory affiliates have investment discretion;
⬛	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
⬛	State sponsored 529 college savings plans;
⬛	Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
⬛	Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.

You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts

A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.

How Can The Sales Charge On Class A Shares Be Reduced?

⬛

Right of Accumulation:  When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A and/or Class C Shares of any of the

SHAREHOLDER GUIDE

Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.

⬛	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Or C Shares?

⬛	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
⬛	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
⬛	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
⬛	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
⬛	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?

The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

⬛	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
⬛	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
⬛	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
⬛	Excess contributions distributed from an Employee Benefit Plan;
⬛	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
⬛	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
⬛	Satisfying the minimum distribution requirements of the Code;
⬛	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
⬛	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
⬛	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
⬛	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
⬛	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS T SHARES

What Is The Offering Price Of Class T Shares?

The offering price of Class T Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares.  The sales charge varies depending upon the amount you purchase. The current sales charges and commissions paid to Intermediaries for Class T Shares of the Funds are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Allowance as Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 up to (but less than) $500,000	2.00	2.04	2.00
$500,000 up to (but less than) $1 million	1.50	1.52	1.50
$1 million or more	1.00	1.01	1.00

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

SHAREHOLDER GUIDE

Can The Sales Charge On Class T Shares Be Reduced?

As indicated in the preceding chart, you may be entitled to pay reduced sales charges on your purchases of Class T Shares depending on the amount of your purchase. The sales charge on your purchases of Class T Shares cannot be reduced as a result of rights of accumulation or a statement of intention.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?

Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:

⬛	A request is made in writing to redeem Class A, Class C, Investor, Class R or Class T Shares in an amount over $50,000 via check;
⬛	You would like the redemption proceeds sent to an address that is not your address of record; or
⬛	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:

⬛	Telephone requests are recorded.
⬛	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
⬛	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
⬛	The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
⬛	The telephone redemption option may be modified or terminated at any time without prior notice.

⬛	A Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor, Class R and Class T Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:

⬛	Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
⬛	Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
⬛	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
⬛	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
⬛	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
⬛	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

⬛	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
⬛	Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.

The Trust reserves the right to:

⬛	Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that a Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
⬛	Redeem your shares if your account balance is below the required Fund minimum. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. A Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
⬛	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
⬛	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

SHAREHOLDER GUIDE

⬛	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
⬛	Charge an additional fee in the event a redemption is made via wire transfer.

Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV, except with respect to Class T Shares. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

⬛	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
⬛	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
⬛	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund, except with respect to Class T Shares. Exchanging Class T Shares of one Goldman Sachs Fund for Class T Shares of another Goldman Sachs Fund will result in the imposition of an additional sales charge. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Intermediary to arrange for exchanges of shares of a Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

⬛	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
⬛	Currently, the Funds do not impose any charge for exchanges, except with respect to Class T Shares, although the Funds may impose a charge in the future.
⬛	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge (except Class T Shares) or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.

⬛	At the discretion of your Intermediary, your Class A and Class C Shares may be eligible for a one-time exchange for Class T Shares without the imposition of the applicable sales charge.
⬛	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
⬛	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
⬛	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
⬛	Exchanges are available only in states where exchanges may be legally made.
⬛	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
⬛	Goldman Sachs and DST may use reasonable procedures described above in “How to Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
⬛	Normally, a telephone exchange will be made only to an identically registered account.
⬛	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
⬛	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A, Class C and Class T Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.

Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds, except with respect to Class T Shares.

⬛	Shares will be purchased at NAV.
⬛	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of a Fund for shares of the same class of other Goldman Sachs Funds.

⬛	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
⬛	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
⬛	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
⬛	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
⬛	Minimum dollar amount: $50 per month.

SHAREHOLDER GUIDE

⬛	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
⬛	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
⬛	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A, Class C or Class T Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.

⬛	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class C or Class T Shares because of the sales charges that are imposed on certain purchases of Class A and Class T Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
⬛	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
⬛	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
⬛	The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from a Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor, Class R or Class T Shares and a monthly account statement if you invest in Institutional or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. Each Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Funds’ Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C, Class R and Class T Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.50% and 0.25% of each applicable Fund’s average daily net assets attributed to Class A, Class C, Class R and Class T Shares, respectively. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

⬛	Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
⬛	Commissions paid to Intermediaries;
⬛	Allocable overhead;

⬛	Telephone and travel expenses;
⬛	Interest and other costs associated with the financing of such compensation and expenses;
⬛	Printing of prospectuses for prospective shareholders;
⬛	Preparation and distribution of sales literature or advertising of any type; and
⬛	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C, Class R and Class T Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25%, 0.50% and 0.25% distribution fees for the Class A, Class R and Class T Shares, respectively, as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If a Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, a Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple

SHAREHOLDER GUIDE

accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Funds on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through a Retirement Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

The Income Builder Fund’s income or loss each year from writing index call options will, generally, be treated as short-term capital gain or loss.

Under current provisions of the Code, the maximum individual rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activity or high portfolio turnover rate.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Funds’ transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Funds’ use of derivatives may result in the Funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

Because of the Income Builder Fund’s practice of writing S&P 500® Index, other regional indices or related ETF call options, the possibility exists that an overlap between the Fund’s equity investments and the components of the indices if substantial enough, might cause a deferral of the Fund’s recognition of losses for tax purposes or a reduction in the amount of the Fund’s distributions that qualify for the favorable tax rate applicable to dividends. The Fund intends to manage its investments in a manner designed to avoid these adverse tax results to the extent reasonably practicable, but there is no assurance that the Fund will accomplish this objective at all times.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be

TAXATION

reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each of the Funds may deduct these taxes in computing its taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security number or tax identification number on your Account Application. By law, each Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.

The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Non-U.S. investors will generally be subject to U.S. withholding tax with respect to dividends received from a Fund and may be subject to estate tax with respect to their Fund shares. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. Under a provision recently made permanent by Congress, designated distributions of certain qualified interest income and short-term capital gains paid to non-U.S. investors are generally not subject to withholding. Although this designation will generally be made by the Funds for distributions of long-term and short-term capital gains, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation and non-U.S. investors is included in the SAI.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Appendix A

Additional Information on Portfolio Risks,

Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, MLPs, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.

To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.

To the extent that a Fund invests in fixed income securities, that Fund will also be subject to the risks associated with its fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

A rising interest rate environment could cause the value of a Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

The Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund (in this section of the Prospectus, all references to the Investment Adviser shall be meant to include the Rising Dividend Growth Fund’s Sub-Adviser, as applicable). A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

APPENDIX A

The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Writing Index Call Options.  When the Income Builder Fund writes (sell) S&P 500® Index (or other index or related ETF) call options, respectively, it foregoes the opportunity to benefit from an increase in the value of the relevant index above the exercise price (plus the premium received) of the option, but the Fund continues to bear the risk of a decline in the value of the relevant index. As the seller of the index call options, the Income Builder Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index call option either (i) has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund retains the premium and makes no payments to the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund.

There is no assurance that a liquid market will be available at all times for the Fund to write call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for writing call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. For more information see “Portfolio Securities and Techniques—Options on Securities, Securities Indices and Foreign Currencies.”

Risks of Investing in Master Limited Partnerships (“MLPs”).  Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of a Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of a Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which a Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as a Fund would be adversely affected.

Certain MLPs in which a Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which a Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as a Fund.

Tax Risk.  Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.  Each Fund may, to the extent consistent with its investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments.  The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

APPENDIX A

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.

Investments in foreign securities may take the form of sponsored and unsponsored ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States, Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risk of Sovereign Debt.  Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Emerging Countries.  The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.

Foreign Custody Risk.  A Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

APPENDIX A

Risks of Derivative Investments.  The Funds may invest in derivative instruments including without limitation, forwards, options, futures, options on futures, swaps, structured securities and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolios risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for non-hedging purposes.

Risks of Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which the Fund values the investment. Illiquid securities in which the Funds may invest include:

⬛	Both domestic and foreign securities that are not readily marketable
⬛	Certain stripped mortgage-backed securities
⬛	Repurchase agreements and time deposits with a notice or demand period of more than seven days
⬛	Certain over-the-counter options
⬛	Certain structured securities and swap transactions
⬛	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by a Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the investments.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a Fund’s Net Assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded is no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

The Income Builder also has credit rating requirements for the securities it buys, which are applied at the time of purchase. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.

Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.

A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider which action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings.  The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have tracked publicly on an exchange for extended periods of time. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:

⬛	U.S. Government Securities

APPENDIX A

⬛	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
⬛	Certificates of deposit
⬛	Bankers’ acceptances
⬛	Repurchase agreements
⬛	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
⬛	ETFs
⬛	Other investment companies
⬛	Cash items

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Large Shareholder Redemptions.  Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Convertible Securities.  Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, a Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.

Structured Securities.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of a Fund’s investment objective and policies.

The Income Builder Fund may invest in credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity,

APPENDIX A

unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Inverse Floaters.  The Income Builder Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

REITs.  Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. A Fund may write (sell) call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may to the extent consistent with its investment policies purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

⬛	While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in securities prices or currency exchange rates may result in poorer overall performance than if a Fund had not entered into any futures contracts, options transactions or swaps.
⬛	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
⬛	The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

⬛	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
⬛	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
⬛	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
⬛	Foreign exchanges may not provide the same protection as U.S. exchanges.

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates, and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in the Prospectus.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.

Short Sales Against-the-Box.  The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund may invest in preferred stock, warrants and stock purchase rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings

APPENDIX A

and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act, or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Unseasoned Companies.  Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations.  Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations.  Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  Each Fund may invest in mortgage-backed securities. mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or ARMs, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.

The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies

APPENDIX A

for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.

Non-Investment Grade Fixed Income Securities.  Each Fund may invest in non-investment grade fixed income securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Borrowings.  Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets (including the amount borrowed) for temporary or emergency purposes.

Mortgage Dollar Rolls.  The Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

Yield Curve Options.  The Income Builder Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

APPENDIX A

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements.  The Income Builder Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Municipal Securities.  The Income Builder Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in municipal securities will be taxable.

The obligations of the issuer to pay the principal of and interest on a Municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Index Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  Each Fund may enter into swap transactions and option agreements, including (in the case of the Income Builder Fund) interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index.

A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Funds may enter into the transactions described above, as applicable, for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap.

When a Fund writes (sells) credit default swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated

APPENDIX A

with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Loan-Related Investments.  The Income Builder Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.

An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments.

Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where a Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.

Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because Class R6 Shares (with respect to Rising Dividend Growth Fund) and Class T Shares have not commenced operations as of the date of the Prospectus, financial highlights are not available. The information for the Funds has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report (available upon request).

GOLDMAN SACHS INCOME BUILDER FUND

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$21.60	$0.79	$1.17	$1.96	$(0.80)	$—	$(0.04)	$(0.84)
2017 - C	21.26	0.61	1.16	1.77	(0.65)	—	(0.03)	(0.68)
2017 - Institutional	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2017 - Investor(f)	21.98	0.86	1.20	2.06	(0.85)	—	(0.05)	(0.90)
2017 - R6	22.04	0.90	1.19	2.09	(0.88)	—	(0.05)	(0.93)
2016 - A	21.77	0.79	(0.16)	0.63	(0.80)	—	—	(0.80)
2016 - C	21.45	0.62	(0.16)	0.46	(0.65)	—	—	(0.65)
2016 - Institutional	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2016 - Investor(f)	22.14	0.85	(0.16)	0.69	(0.85)	—	—	(0.85)
2016 - R6	22.20	0.89	(0.17)	0.72	(0.88)	—	—	(0.88)
2015 - A	22.83	0.84	(0.99)	(0.15)	(0.82)	—	(0.09)	(0.91)
2015 - C	22.51	0.66	(0.98)	(0.32)	(0.66)	—	(0.08)	(0.74)
2015 - Institutional	23.25	0.94	(0.99)	(0.05)	(0.90)	—	(0.10)	(1.00)
2015 - Investor(f)	23.20	0.91	(1.01)	(0.10)	(0.86)	—	(0.10)	(0.96)
2015 - R6 (Commenced July 31, 2015)	22.83	0.18	(0.56)	(0.38)	(0.22)	—	(0.03)	(0.25)
2014 - A	22.47	0.89	0.64	1.53	(0.96)	(0.21)	—	(1.17)
2014 - C	22.17	0.70	0.65	1.35	(0.80)	(0.21)	—	(1.01)
2014 - Institutional	22.86	1.01	0.64	1.65	(1.05)	(0.21)	—	(1.26)
2014 - Investor(f)	22.81	0.96	0.66	1.62	(1.02)	(0.21)	—	(1.23)
2013 - A	20.99	0.75	2.21	2.96	(0.88)	(0.60)	—	(1.48)
2013 - C	20.74	0.57	2.19	2.76	(0.73)	(0.60)	—	(1.33)
2013 - Institutional	21.33	0.83	2.27	3.10	(0.97)	(0.60)	—	(1.57)
2013 - Investor(f)	21.29	0.79	2.27	3.06	(0.94)	(0.60)	—	(1.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Effective August 15, 2017, Class IR changed its name to Investor.

APPENDIX B

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.72	9.21%	$387,349	0.98%		1.10%		3.55%		51%
22.35	8.41	619,357	1.73		1.85		2.79		51
23.20	9.64	818,309	0.58		0.70		3.93		51
23.14	9.51	302,778	0.73		0.85		3.77		51
23.20	9.69	11	0.57		0.69		3.93		51
21.60	3.04	574,574	0.98		1.10		3.75		80
21.26	2.25	682,819	1.73		1.85		2.98		80
22.04	3.42	740,182	0.58		0.70		4.13		80
21.98	3.28	142,813	0.73		0.85		3.96		80
22.04	3.38	10	0.58		0.70		4.12		80
21.77	(0.70)	708,457	0.97		1.10		3.73		57
21.45	(1.44)	704,566	1.72		1.85		2.98		57
22.20	(0.25)	766,537	0.57		0.70		4.13		57
22.14	(0.45)	130,575	0.72		0.85		3.98		57
22.20	(1.63)	10	0.58	(e)	0.69	(e)	3.15	(e)	57
22.83	6.96	660,692	0.95		1.13		3.89		52
22.51	6.20	530,983	1.70		1.88		3.10		52
23.25	7.39	644,757	0.55		0.73		4.31		52
23.20	7.24	94,528	0.70		0.88		4.13		52
22.47	14.81	279,374	0.97		1.27		3.48		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	$19.66	$0.11	$3.48	$3.59	$(0.25)	$(0.46)	$—	$(0.71)
2017 - C	19.79	(0.05)	3.50	3.45	(0.13)	(0.42)	—	(0.55)
2017 - Institutional	20.08	0.20	3.55	3.75	(0.31)	(0.50)	—	(0.81)
2017 - Investor(e)	20.07	0.17	3.54	3.71	(0.27)	(0.50)	—	(0.77)
2017 - R	19.63	0.06	3.47	3.53	(0.21)	(0.46)	—	(0.67)
2016 - A	20.68	0.07	(0.83)	(0.76)	(0.12)	(0.14)	—	(0.26)
2016 - C	20.84	(0.08)	(0.84)	(0.92)	(0.06)	(0.07)	—	(0.13)
2016 - Institutional	21.12	0.15	(0.85)	(0.70)	(0.15)	(0.19)	—	(0.34)
2016 - Investor(e)	21.10	0.12	(0.84)	(0.72)	(0.14)	(0.17)	—	(0.31)
2016 - R	20.66	0.02	(0.84)	(0.82)	(0.08)	(0.13)	—	(0.21)
2015 - A	21.25	0.06	(0.42)	(0.36)	(0.10)	—	(0.11)	(0.21)
2015 - C	21.41	(0.10)	(0.42)	(0.52)	(0.02)	—	(0.03)	(0.05)
2015 - Institutional	21.69	0.15	(0.43)	(0.28)	(0.14)	—	(0.15)	(0.29)
2015 - Investor(e)	21.68	0.11	(0.43)	(0.32)	(0.13)	—	(0.13)	(0.26)
2015 - R	21.20	0.01	(0.43)	(0.42)	(0.06)	—	(0.06)	(0.12)
2014 - A	18.50	0.03	2.88	2.91	(0.07)	—	(0.09)	(0.16)
2014 - C	18.65	(0.13)	2.92	2.79	(0.02)	—	(0.01)	(0.03)
2014 - Institutional	18.88	0.11	2.94	3.05	(0.11)	—	(0.13)	(0.24)
2014 - Investor(e)	18.87	0.07	2.95	3.02	(0.10)	—	(0.11)	(0.21)
2014 - R	18.46	(0.03)	2.89	2.86	(0.06)	—	(0.06)	(0.12)
2013 - A	15.16	(0.03)	3.54	3.51	(0.04)	—	(0.13)	(0.17)
2013 - C	15.30	(0.17)	3.58	3.41	(0.02)	—	(0.04)	(0.06)
2013 - Institutional	15.46	0.04	3.61	3.65	(0.06)	—	(0.17)	(0.23)
2013 - Investor(e)	15.46	— (d)	3.61	3.61	(0.04)	—	(0.16)	(0.20)
2013 - R	15.15	(0.11)	3.57	3.46	(0.02)	—	(0.13)	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the beginning of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Effective August 15, 2017, Class IR changed its name to Investor.

APPENDIX B

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$22.54	18.59%	$370,204	1.16%	1.19%	0.52%	45%
22.69	17.68	463,110	1.91	1.94	(0.23)	45
23.02	19.01	759,274	0.76	0.79	0.92	45
23.01	18.85	362,752	0.91	0.94	0.79	45
22.49	18.27	4,506	1.41	1.44	0.27	45
19.66	(3.71)	697,430	1.14	1.16	0.35	16
19.79	(4.43)	571,438	1.89	1.91	(0.40)	16
20.08	(3.35)	958,317	0.74	0.76	0.74	16
20.07	(3.45)	272,442	0.89	0.91	0.59	16
19.63	(3.96)	4,749	1.39	1.41	0.10	16
20.68	(1.72)	1,054,093	1.13	1.15	0.28	25
20.84	(2.44)	732,998	1.88	1.90	(0.47)	25
21.12	(1.29)	1,476,799	0.73	0.74	0.67	25
21.10	(1.49)	437,422	0.88	0.89	0.53	25
20.66	(2.00)	3,740	1.38	1.39	0.05	25
21.25	15.81	1,063,292	1.15	1.16	0.13	12
21.41	14.93	632,859	1.90	1.91	(0.63)	12
21.69	16.26	1,509,224	0.75	0.76	0.52	12
21.68	16.10	428,787	0.90	0.91	0.37	12
21.20	15.53	7,268	1.40	1.41	(0.14)	12
18.50	23.27	858,185	1.18	1.21	(0.18)	13
18.65	22.35	384,551	1.93	1.96	(0.98)	13
18.88	23.77	918,912	0.78	0.81	0.21	13
18.87	23.55	258,492	0.93	0.96	0.03	13
18.46	22.98	4,141	1.42	1.45	(0.63)	13

Appendix C

Additional Information About Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.

The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

⬛	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
⬛	Shares purchased by or through a 529 Plan
⬛	Shares purchased through a Merrill Lynch affiliated investment advisory program
⬛	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
⬛	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
⬛	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
⬛	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
⬛	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
⬛	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch

⬛	Death or disability of the shareholder
⬛	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
⬛	Return of excess contributions from an IRA Account

APPENDIX C

⬛	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
⬛	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
⬛	Shares acquired through a right of reinstatement
⬛	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent

⬛	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
⬛	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Dividend Focus Funds

Prospectus

FOR MORE INFORMATION

Annual/Semi-Annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).

The Funds’ annual and semi-annual reports and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual report and the SAI at the Funds’ website: http://www.gsamfunds.com/mutualfunds.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gsamfunds.com/announcements-ind for individual investors, or http://www.gsamfunds.com/announcements for advisers.

To obtain other information and for shareholder inquiries:

	Institutional & Class R6	Class A, C, Investor, R & T
⬛ By telephone:	1-800-621-2550	1-800-526-7384
⬛ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
⬛ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

DIVFOPRO-18	The Fund’s investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman Sachs & Co. LLC